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                                                                    EXHIBIT 10.6


                               AGREEMENT OF LEASE

         This AGREEMENT OF LEASE ("Lease") made and entered into as of the 1st day of February, 1991 at Boston, Suffolk County, Commonwealth of Massachusetts, by and between Joseph Biotti, Jr., Trustee of One Nevada Realty Trust under Declaration of Trust dated September 14, 1984 and filed for registration with Middlesex South Registry District of the Land Court as Document No. 667834 and his heirs, successors and assigns where the context so admits ("Lessor") and Dragon Systems, Inc., a Delaware corporation and its successors, executors, administrators and assigns where the context so admits ("Lessee").

                                 WITNESSETH THAT

         Lessor and Lessee, for and in consideration of the mutual covenants hereinafter contained, agree as follows:

         1. PREMISES. Lessor does hereby lease to the Lessee 5,886 square feet, more or less, of the second floor (outlined in red on the floor plan attached hereto, made part hereof and marked "Exhibit 1") (the "Initial Premises") from the date of this Lease for the Term (as defined in paragraph 2) of this Lease, and an additional 9,114 square feet of space, more or less, (for a total of 15,000 square feet, more or less) of the second floor (the "Balance Premises", outlined in red on the floor plan attached hereto, made part hereof and marked "Exhibit 2") from December 1, 1991 until the Expiration Date, as defined in paragraph 2 below (the Initial Premises and the
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Balance Premises hereinafter collectively referred to as the "Premises") of the former rope factory building known and numbered as 320 Nevada Street, Newtonville, Massachusetts 02160 (hereinafter referred to as the "Building"). At the commencement of the occupancy of the Initial Premises, Lessor shall provide to Lessee, as appurtenant to the Premises, a minimum of 16 parking spaces, which shall include five (5) designated visitor parking spaces (the "Visitor Spaces") in front of the Building. At the commencement, of the occupancy of the Balance Premises, Lessor shall provide a minimum of forty-two (42) parking spaces, inclusive of the five (5) Visitor Spaces. Lessee shall have rights to use in common with others the driveways and other portions of the land on which the Building is situated necessary for access to the Building, together with the right to use in common with others entitled thereto the hallways, stairways, and elevators necessary for access to the Premises, lavatories nearest thereto, the loading dock, and other building amenities as may be made available by Lessor. No space in the Building shall be included as part of the Premises unless such space is within Lessee's exclusive control.

         2. TERM. With respect to the Initial Premises, the term of this Lease (the "Term") shall be for five (5) years commencing on the date hereof and expiring on the fifth anniversary of the date hereof (the "Expiration Date"), and, with respect to the Balance Premises, commencing on December 1,


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1991 and expiring on the Expiration Date, except as extended pursuant to the provisions of paragraph 12 below ("OPTION").

         2A. CONSTRUCTION OF BALANCE PREMISES. Lessee agrees to furnish to Lessor, on or before the date hereof, a floor plan layout reflecting the partitions and improvements in the Balance Premises desired by Lessee. Within ten (10) days thereafter, Lessor shall furnish to Lessee, at Lessor's expense, plans of and specifications for the Balance Premises incorporating Lessees floor plan and requested improvements, and any building standards, together with a schedule for completion of construction of the Balance Premises (collectively, the "Final Plans"). Upon approval of the Final Plans by Lessee, Lessor shall, in accordance with said schedule for completion, cause the leasehold improvements to be installed in accordance with the Final Plans by a licensed contractor in a first-class manner, in compliance with all applicable laws, ordinances, regulations, and orders of governmental authority and insurers of the Building, all finishes (unless otherwise agreed by Lessor and Lessee) to be of the same or similar quality to those in the space in the Building leased by CLSI. Lessor shall pay the entire cost of the leasehold improvements, such cost to include Lessor's architectural space planning and permit costs, and all payments to any contractor that constructs or installs the leasehold improvements. Lessee may request reasonable changes to the Final Plans after their approval; provided, however, that Lessee shall pay any additional costs required to implement


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such changes. Lessee may inspect the quality and progress of the work at reasonable times.

         Lessor agrees to use due diligence to complete the build-out of the Balance Premises described in the Final Plans no later than December 23, 1991, time being of the essence. In the case of delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, casualty or other causes reasonably beyond Lessor's control, the date of completion shall be extended for the period of such delay; provided, however, that if any delay (except for delay caused by Lessee) results in Lessor's failure to complete the Balance Premises so that they are ready for occupancy by January 15, 1992, Lessee shall have the remedies set forth in the following paragraph. The Balance Premises shall be deemed ready for occupancy on the date on which the work described in the Final Plans, together with the common facilities for access and service to the Balance Premises, has been completed except for items of work and adjustment of equipment and fixtures which can be completed without causing substantial interference with Lessee's use of the Premises (i.e., so-called "punch list" items). All punch list items shall be completed by Lessor within thirty (30) days after the Balance Premises are ready for occupancy.

         Lessor shall permit Lessee access to the Balance Premises (without being deemed to have occupied the Balance Premises) for the purpose of installing furnishings and equipment at all reasonable times after December 1, 1991 when such installation


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can be completed without interference with Lessor's work. In the event Lessee or any person acting on behalf of or claiming under Lessee so installs furnishings and equipment, Lessee and any such person shall be in the Balance Premises at their own risk; and Lessee agrees to indemnify Lessor and hold it harmless with respect to any injury to persons or property (including property rented or leased by Lessor and property of Lessor and/or its employees or agents) resulting from or arising out of the presence of Lessee or any such person on the Balance Premises pursuant to this paragraph and not caused by fault of Lessor, its employees or agents. Lessor shall in no event have any obligation to anyone on account of any improvements, fixtures and other property thus installed by Lessee.

         Lessor acknowledges that: (i) as of the date hereof, Lessee is occupying 5,400 square feet of space at 90 Bridge Street in Newton, Massachusetts ("Lessee's Existing Space"), and (ii) Lessee is making arrangements to move out of Lessee's Existing Space and into the Balance Premises on December 1, 1991. In consideration thereof, if the Balance Premises are not ready for occupancy by December 23, 1991 and such failure continues beyond January 15, 1992, Lessee shall have the right to elect to terminate this Lease as of December 1, 1991 upon payment of fixed rent and additional rent with respect to the Initial Premises for the period from September 1, 1991 to the date the Lessee vacates the Initial Premises. If Lessee does not elect to terminate, then Lessor shall be responsible until such time


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as the Balance Premises are ready for occupancy either (i) if Lessee's existing landlord allows Lessee to remain in Lessee's Existing Space, to pay Lessee's holdover rent in an amount not to exceed $3,970.75 and increased costs associated with moving reasonably incurred by Lessee as a result of such delay and not associated with any potential liability between Lessee and Lessee's existing landlord relating to Lessee's Existing Space or (ii) if Lessee's existing landlord does not allow Lessee to remain in Lessee's Existing Space, to move Lessee into alternate temporary space reasonably acceptable to Lessee at Lessor's expense, no rent to be paid by Lessee for the alternate temporary space.

         3. FIXED RENT. For the period commencing on September 1, 1991 and ending on the last day of the first full month in which the Balance Premises are occupied by Lessee, Lessee shall pay Lessor fixed rent, in advance, to be received on the first day of each month during said period, in the amount of $4,169.25, which amount is obtained by multiplying $8.50 per square foot and the number of square feet in the Initial Premises (5,886), and then dividing such product by twelve to determine the equal monthly installments. For the period commencing on the first day of the second full month in which the Balance Premises are occupied by Lessee until the Expiration Date, Lessee shall pay Lessor fixed rent, in advance, to be received on the first day of each month, in the amount of $10,625, which amount is obtained by multiplying $8.50 per square foot and the number of square feet in the


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entire Premises (15,000), and then dividing such product by twelve to determine the equal monthly installments. Lessor and Lessee agree that Lessee shall pay no fixed rent prior to September 1, 1991. If occupancy of the Balance Premises commences other than on the first calendar day of a month, then the fixed rent provided herein shall be prorated for the first month rent is paid in accordance with the number of calendar days in that month, and paid in advance.

         Within fifteen (15) days of Lessee's occupancy of the Balance Premises, the actual square footage of the Premises shall be measured by a licensed architect selected and paid for by Lessor. If the actual square footage differs from that stated herein, Lessor and Lessee agree to execute an amendment to this Lease specifying the actual square footage of the Premises and the corresponding change in the fixed rent for the Premises set forth above. For the purposes of this Lease, Fixed Rent with respect to the Initial Premises or the Premises shall mean $8.50 multiplied by the square footage of the Initial Premises or the Premises (as measured by Lessor's architect), as the case may be.

         Lessee agrees and covenants to pay all Fixed Rent, and all Additional Rent as defined below in paragraph 4, to Lessor at the office of Lessor, or at such other place as Lessor may designate by notice to Lessee, in good Boston funds, without demand therefor and without deduction, setoff or abatement whatsoever, except as otherwise set forth herein. Lessee further agrees, covenants and acknowledges that the obligation


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to pay Fixed Rent, and all Additional Rent as described in paragraph 4, are independent continuing obligations and that the same must be paid by Lessee to Lessor regardless of any dispute or controversy between the parties.

         4. ADDITIONAL RENT. In addition to the Fixed Rent described above in paragraph 3, Lessee agrees to pay Lessor additional rent of $4.50 per square foot per annum, (such $4.50 plus the amount, if any, in excess of $5.50 per square foot, as described in the next succeeding paragraph, are hereinafter collectively referred to as "Additional Rent") as Lessee's proportionate share of operating Expenses (as hereinafter defined). The Term "Operating Expenses" shall mean all reasonable costs of operation of the Building (which costs cannot be attributed to the unusual requirements of any one particular tenant) incurred by Lessor directly or indirectly, including, but not limited to, (i) real estate taxes and all other taxes, betterments and assessments in conjunction with the Building ("Taxes"); (ii) premiums for insurance required to be maintained by Lessor throughout the Term, as set forth on Schedule A; (iii) routine maintenance of the exterior and common areas of the Building (including replacement of glass in such common areas), including those item specified in paragraph 9(c); (iv) fuel, electricity and other expenses of heat and air conditioning ("Power"); (v) cleaning and janitorial services and supplies as described in Schedule B; and (vi) keeping common areas of the Building and the Premises, including parking areas, driveways, sidewalks and steps


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reasonably free of snow, ice and refuse, and excluding (a) structural repairs and other capital costs; (b) costs of renovating or otherwise improving space for tenants or other occupants of the Building; (c) costs in connection with any expansion of the Building; (d) costs of reconstruction or other work occasioned by fire or other casualty required to be insured against (except to the extent of any so-called deductible amount under policies of insurance) or occasioned by a taking by eminent domain; (e) leasing costs and related advertising and promotional expenditures and commissions, and attorneys' fees and expenses in connection with negotiations or disputes with tenants or occupants of the Building; (f) items and services for which a tenant or other person pays directly or specifically reimburses Lessor; and (g) any fines or penalties (other than interest) incurred due to any violation by Lessor of any law or rule or regulation of any governmental authority.

         In addition to the Additional Rent of $4.50 per square foot set forth above, Lessee shall pay, as Additional Rent, the amount by which Lessee's Proportionate Share of Operating Expenses (as defined above) for the Premises related only to Taxes and/or Power (as defined in clauses (i) and (iv) of this paragraph 4) exceeds $5.50 per square foot, calculated in accordance with the following provisions.

         For purposes of calculating any Additional Rent owed by Lessee in excess of $5.50 per square foot per annum, Lessee's Proportionate Share of Operating Expenses shall be a fraction,


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the numerator of which shall be the rentable square feet of the Initial Premises or the Premises, as the case may be, and the denominator of which shall be the rentable square feet of the Building, which fraction shall be multiplied by the Operating Expenses related to Taxes and/or Power. For purposes of determining Lessee's Proportionate Share of Operating Expenses, Lessee's proportionate share when occupying the Initial Premises is estimated to equal no more than 6.84% and Lessee's proportionate share when occupying the Premises is estimated initially to equal no more than 17.44%.

         For example, assume that in 1991, Lessee's Proportionate Share of Taxes equals $1.80 per square foot and Lessee's Proportionate Share of Power equals $1.75 per square foot, for a total of $3.55 per square foot for Taxes and Power. Since Lessee's Proportionate Share of Taxes and Power does not exceed $4.50 per square foot, Lessee shall pay no Additional Rent with respect to Operating Expenses over and above the $4.50 per square foot hereinbefore stipulated. Similarly, if in 1992, Lessee's Proportionate Share of Taxes equals $2.75 per square foot and Lessee's Proportionate Share of Power equals $2.75 per square foot, for a total of $5.50 per square foot for Taxes and Power, Lessee shall pay no Additional Rent with respect to Operating Expenses over and above the $4.50 per square foot hereinbefore stipulated. However, if in 1993, Lessee's Proportionate Share of Taxes equals $3.00 per square foot and Lessee's Proportionate Share of Power equals $3.00 per square foot, for a total of $6.00 per square foot for Taxes and Power,


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Lessee shall pay Lessor the difference between $5.50 and $6.00, i.e., $.50 per square foot, in addition to the base $4.50 per square foot operating Expense charge. The three (3) examples described in this paragraph are applicable to any calculation regarding Additional Rent during any option period.

         Lessor and Lessee agree that Lessee shall pay no Additional Rent prior to September 1, 1991. For the period commencing on September 1. 1991 and ending on the last day of the first full month in which the Balance Premises are occupied by Lessee, Lessee shall pay Additional Rent based upon 5,886 square feet. For the period commencing on the first day of the second full month in which the Balance Premises are occupied by Lessee until the Expiration Date, Lessee shall pay Additional Rent based upon 15,000 square feet, as amended, based upon a determination by Lessor's architect as provided above. Lessee shall pay Additional Rent in equal monthly installments in advance on the first day of each month, commencing on September 1, 1991, such that each installment shall be received by the Lessor on the first day of each and every calendar month, based upon Lessor's reasonable estimate of Additional Rent.

         Lessor shall, within sixty (60) days after the end of any calendar year for which Additional Rent is due to Lessor, give written notice thereof to Lessee, which notice shall contain or be accompanied by a statement of the Operating Expenses of Lessor's operation of the Building during such calendar year and either (i) showing a breakdown of all Operating Expenses for the relevant then-ending calendar year or part thereof


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together with reasonable supporting documentation to evidence the same, or (ii)
a statement detailing such Operating Costs, and audited and certified by a Certified Public Accountant using generally accepted accounting principles, and also accompanied by a computation of such Additional Rent.

         Any overpayment of Lessee's Proportionate Share of Operating Expenses for the period covered by such statement shall be refunded by Lessor within ten
(10) business days of the delivery of such statement to Lessee. Any amount owed by Lessee to Lessor for its Proportionate Share of Operating Expenses for the period covered by such statement shall be delivered to Lessor within ten (10) business days of the delivery of such statement. Lessor's estimate of operating Expenses shall be based upon Operating Expenses for the prior year.

         On behalf of Lessee, a Certified Public Accountant reasonably acceptable to Lessor may examine the books and records of Lessor relating to Operating Expenses of the Building provided that such examination is requested within sixty (60) days of the receipt of the statement of the Operating Expenses, or within sixty (60) days of the receipt of the breakdown or certified statement given by Lessor, whichever is later. The period of examination shall not extend the due date of any payment.

         If Lessor obtains an abatement of real estate tax, Operating Expenses shall be recalculated reducing the Taxes by the amount of such abatement, less the reasonable fees and


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costs incurred in obtaining the same, and any excess paid shall be refunded to
Lessee.

         5. UTILITIES. The Lessor agrees to provide all utility service and to furnish reasonably hot and cold water and reasonable heat and air conditioning to the Premises, the hallways, stairways, elevators, and lavatories during Normal Business Hours (as hereinafter defined) of the heating and air conditioning seasons of each year and at all other times as verbally requested by Lessee upon reasonable prior notice, to furnish elevator service and to light passageways and stairways at all times, and to furnish such cleaning service as is set forth in Schedule B hereto, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building or to any cause beyond the Lessor's control. For purposes of this paragraph 5, "normal business hours" are 8 a.m. to 8 p.m. on Monday through Saturday and all holidays. Lessor shall have no obligation to provide electricity in excess of 30 amps per 110 square feet of space. In the event Lessee requires additional utilities or equipment, the installation and maintenance thereof shall be the Lessee's sole obligation, provided that such installation shall be subject to the written consent of the Lessor which shall not be unreasonably withheld.

         6. USE OF LEASED PREMISES. The Lessee shall use the Premises only for general office purposes, electronics and


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software research and development, including electronics and manufacturing facilities not involving chemicals, and receipt, storage and shipment of inventory, customer sales, customer service and support, demonstrations, seminars, training and other uses attendant thereto. If Lessee desires to use the Premises for any other purpose, said changes must be approved by Lessor in writing, which approval will not be unreasonably withheld or delayed.

         7. COMPLIANCE WITH LAWS. The Lessee acknowledges that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Premises are situated.

         8. INSURABILITY. The Lessee shall not permit any use of the Premises which will make voidable any insurance on the property of which the Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The Lessee shall on demand reimburse the Lessor, and all other tenants all extra insurance premiums caused by the Lessee's use of the Premises. Lessor acknowledges that the present use will not increase insurance premiums.


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         9.       MAINTENANCE.

                  a. LESSEE'S OBLIGATIONS. The Lessee agrees to maintain the Premises in good condition, reasonable wear and tear and damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, and, except as otherwise provided in a "punch list" provided by Lessor or Lessee, by taking possession of the Premises acknowledges that the Premises are now in good order and the glass whole. The Lessee shall not permit the Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. Lessee shall obtain written consent of Lessor before erecting any sign on the Premises, such consent not to be unreasonably withheld. Lessor will permit Lessee to erect a sign consistent with Lessee's corporate image/style, subject to City of Newton regulation.

                  b. LESSOR'S OBLIGATIONS. The Lessor agrees to maintain the structure of the Building of which the Premises are a part in the same condition as it is at the commencement of the Term including the roof and floors or as it may be put in during the Term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the Lessee or those for whose conduct the Lessee is legally responsible. Lessor also agrees to deliver, at its sole expense, the windows for the Premises in operable and lockable condition and to replace the lock cylinder to the entrance of the Initial Premises and the



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Balance Premises, and to install a card access system to the Premises at its sole expense.

                  c. MUTUAL OBLIGATIONS. The Lessor also agrees at the expense of Lessee and other tenants of the Building (as provided in subparagraph 4 hereof) to maintain the following in the same condition as they are at the commencement of the Term or may be put in during the Term of this Lease, except for reasonable wear and tear, damage by fire and other casualty, and maintenance required because of the Lessee or those for whose conduct the Lessee is legally responsible: (i) the heating, ventilating and air conditioning system serving the Building, (ii) the utility systems serving the Building and (iii) the common areas of the Building and Premises, including parking areas, driveways, drainage systems, sidewalks and steps.

         10. ALTERATIONS-ADDITIONS. The Lessee shall not make structural alterations or additions to the Premises, but may make non-structural alterations provided the Lessor consents thereto in writing, which consent shall not be unreasonably withheld or delayed but may be conditioned upon Lessee's agreement to restore the Premises, at Lessor's request, at the end of the Term or the Option. All such allowed alterations shall be at Lessee's expense and shall be in quality at least equal to its present construction. Lessee shall not permit any mechanics' liens, or similar liens, to remain upon the Premises for labor and material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed at the


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direction of Lessee and shall cause any such lien to be released of record forthwith without cost to Lessor. Any alterations or improvements made by the Lessee shall become the property of the Lessor at the termination of occupancy as provided herein unless otherwise previously consented to in writing by Lessor prior to installation thereof.

         11. ASSIGNMENT-SUBLEASING. The Lessee shall not assign or sublet the whole or any part of the Premises without Lessor's prior written consent. Notwithstanding such consent, Lessee shall remain liable to Lessor for the payment of all Fixed Rent and Additional Rent and for the full performance of the covenants and conditions of this Lease. Lessor's consent shall not be unreasonably withheld. However, in the event of an assignment or sublease pursuant to such consent, no such assignee or sublessee shall further assign this Lease or sublet any part of the Premises unless and until Lessor in his sole and uncontrolled discretion consents to such further assignment. Notwithstanding the foregoing, Lessor shall not withhold its consent to an assignment of this Lease or a sublease of the Premises or any portion thereof to any corporation (a) which directly or indirectly controls and beneficially owns Lessee (b) which directly or indirectly is controlled by and beneficially owned by Lessee, or (c) which is a successor to Lessee by merger, consolidation or acquisition of substantially all of Lessee's assets (clauses (a), (b) and (c) collectively referred to as the "Permitted Assignment and Subletting"); provided however, that with respect to any such



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Permitted Assignment and Subletting, (i) any such corporate entity carries on substantially the same business now conducted by Lessee and (ii) that Dr. Janet Baker or James K. Baker shall remain the principal of any such corporate entity.

         12. OPTION. Lessor and Lessee agree that Lessee may exercise one (1) option to renew this Lease for one (1) five (5) year period (the "Option") commencing on the fifth anniversary of the date of this Lease. In the event Lessee exercises this is option, the Fixed Rent for each year of the five-year Option period shall be the product of the Fixed Rent for the fifth year of the Term multiplied by the larger of the integer one (1) or ninety-five percent (95%) of the Cost of Living Factor as defined in the following paragraph. Nine
(9) months before the fifth anniversary of the Lease, Lessor shall notify Lessee of the Cost of Living Factor, as defined in the following paragraph, and the fixed rent for each year of the five-year option period (the "Notice"). Lessee shall then exercise the Option by giving written notice to Lessor not later than five (5) months before the fifth anniversary of this Lease.

         The "Cost of Living Factor" shall be computed as follows using the Northeast Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor: (a) The index number indicated in the row entitled "all items" for the month of February, 1991 shall be the "Base Index Number"; and the corresponding index number for the month of May, 1995 shall be


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the "Current Index Number". (b) The Cost of Living Factor shall be equal to the increase of the Current Index Number over the Base Index Number expressed as a percentage. To calculate such percentage increase, subtract the Base Index Number from the Current Index Number and divide the difference by the Base Index Number. (c) If publication of the index hereinbefore referred to shall be discontinued, computation of the Cost of Living Factor shall thereafter be based on the most comparable statistics published by either an agency of the United States or a responsible financial periodical of recognized authority. In that event, or in the event that the index ceases publishing statistics for the Northeast or for "all items" or ceases publishing such figures monthly, the method of computation hereinbefore specified shall be equitably adjusted so as to carry out the intent of this paragraph as nearly as possible in the circumstances.

         In the event Lessee exercises the Option herein described, all terms and conditions of this Lease unless otherwise specified shall apply other than the terms for Fixed Rent, which shall be as specified in the Notice described above.

         13. EXPANSION. Throughout the Term of this Lease, as such Term may be extended pursuant to paragraph 12 above, Lessor agrees to notify Lessee of all space that becomes available in either the Building or in the building located at 1220 Washington Street, Newtonville, Massachusetts. Subject to all rights of all presently existing tenants as of the date of commencement of this Lease in the Building and 1220 Washington



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Street, Lessee shall be given twenty-one (21) days within which to agree to lease any such space and twenty-one (21) additional days to execute a lease for such space upon the same terms and conditions as this Lease, for a term which is coterminous with the Term of this Lease as such Term may be extended pursuant to paragraph 12 above, except that should space become available at 1220 Washington Street, the fixed rent for all of such additional space shall be $6.50 per square foot instead of $8.50 per square foot until the fifth anniversary of the date hereof. During the Option period, the fixed rent for such expansion space shall be $2.00 per square foot less than the Fixed Rent for the Option period set forth in paragraph 12 above. Lessee shall have no expansion rights during the last two (2) years of the Option period. Lessor and Lessee agree to build-out expansion space in accordance with the terms of paragraph 2A hereof. Lessee shall be responsible for all costs related to a build-out of any expansion space, subject only to a $5.00 per square foot allowance from Lessor to Lessee with respect to 1220 Washington Street. With respect to expansion space in the Building, there shall be no allowance and Lessor shall complete a build-out at its sole cost and expense similar in kind to the build-out provided in the Balance Premises.

         14. SUBORDINATION. This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased Premises are a part and the Lessee shall, when requested,


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
promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage, provided that each such mortgagee shall execute a non-disturbance agreement in a form reasonably acceptable to Lessee and such mortgagee, which agreement shall provide that the mortgagee will agree not to disturb the possession and other rights of Lessee under this Lease so long as Lessee performs its obligations under the Lease, in the event of acquisition of title by such mortgagee through foreclosure or otherwise.

         15. ENTRY AND ACCESS. Lessor or designated agents of Lessor shall have the right at all reasonable times and from time to time and upon reasonable prior notice to Lessee to enter upon the Premises without disrupting Lessee's business or activities, for the purpose of inspecting the same, to remove placards and signs not approved and affixed as herein provided, to make repairs and alterations as Lessor should elect to do, to show the Premises to others, and at any time within three (3) months before the expiration of the Term, may affix to any suitable part of the Premises a notice for letting or selling the Premises or property of which the Premises are a part and keep the same so affixed without hindrance or molestation, and for doing any other act or thing which Lessor may be obligated or have the right to do under this Lease.

         16. Lessee's LIABILITY INSURANCE. The Lessee shall maintain with respect to the Premises and the property of which the Premises are a part comprehensive public liability insurance in the amount of $1,000,000/$3,000,000 with property damage insurance in limits of $250,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the Lessor as well as the Lessee against injury to persons or damage to property as provided. The Lessee shall deposit with the Lessor certificates for such insurance at or prior to the commencement of the Term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

         17. FIRE, CASUALTY, EMINENT DOMAIN. Should any portion of the Premises or a substantial portion of the Building of which they are a part or any portion of the Critical Common Areas (defined in Schedule C) be substantially damaged by fire or other casualty, or be taken by eminent domain, the Lessor may elect to terminate this Lease. When such fire, casualty, or taking unreasonably interferes with the use of the Premises, a just and proportionate abatement of rent shall be made, effective, in the case of fire or casualty, as of the date thereof and the Lessee may elect to terminate this Lease if:

         (a) The Lessor fails to give written notice within thirty (30) days after such fire, casualty or taking of its intention to restore the Premises and the Critical Common Areas in accordance with (b) below; or

         (b) The Lessor fails within ninety (90) days after such fire, casualty or taking to restore the Premises and the Critical Common Areas as nearly as reasonably possible to the condition the same were in immediately prior to the fire, casualty or taking.

The Lessor reserves, and the Lessee grants to the Lessor, all rights which the Lessee may have for damages or injury to the Premises for any taking by eminent domain, except for damage to the Lessee's fixtures, property, or equipment.

         18. DEFAULT. In the event that: (a) The Lessee shall default in the payment of any installment of Fixed Rent or Additional Rent or any other sun herein specified and such default shall continue for ten (10) days after written notice thereof; or (b) The Lessee shall default in the observance or performance of any other of the Lessee's nonmonetary covenants, agreements, or obligations hereunder, including but not limited to Lessee's obligations not to commit or suffer waste, not to abandon the Premises, not to assign this Lease or sublet the Premises or any part thereof or permit the sale of its interest herein by legal process, without the prior written consent of the Lessor, and not to use the Premises or any part thereof in violation of any law, and such default shall not be corrected within thirty (30) days after written notice thereof (or such time as is reasonably necessary to cure such nonmonetary default if it cannot be cured within thirty (30) days, provided however that Lessee commences to cure promptly after notice thereof and thereafter diligently prosecutes curing such default); or (c) The Lessee shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of any substantial portion of Lessee's property for the benefit of creditors, or if Lessee shall be dispossessed from any part of the Premises by or under the authority of any court or administrative agency or the entry of a decree or order or consent by Lessee to the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Lessee for all or any substantial part of its property, or ordering the winding-up or liquidation of its affairs or if the leasehold hereby created shall be taken on execution or by other process of law; then Lessee shall be in default hereunder and the Lessor shall have the right thereafter, while such default continues, at its option, to re-enter and take complete possession of the Premises, to declare the term of this Lease ended, and to remove the Lessee and the Lessee's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The Lessee shall indemnify the Lessor against all loss of rent and other payments which the Lessor may incur by reason of such termination during the residue of the Term. If the Lessee shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on Lessee's part to be observed or performed under or by virtue of any of the provisions in any paragraph of this Lease, the Lessor, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the Lessee. If the Lessor makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 18 per cent per annum and costs, shall be paid to the Lessor by the Lessee as Additional Rent.

         19. NOTICE. Any notice from the Lessor to the Lessee relating to the Premises or to the occupancy thereof, shall be deemed duly served if mailed to the Premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the Lessee, with a copy to Sarah Rothermel, Esquire, Hale & Dorr, 60 State Street, Boston, Massachusetts 02109. Any notice from the Lessee to the Lessor relating to the Premises or to the occupancy thereof, shall be deemed duly served, if mailed to the Lessor by registered or certified mail, return receipt requested, postage prepaid, addressed to the Lessor, at 97 Adams Street, Newton, Massachusetts 02195 with a copy to Loyd N. Starrett, P.C., Fordham & Starrett, 260 Franklin Street, Boston, Massachusetts 02110. Either party may from time to time designate by at least fifteen (15) days prior notice an address other than as specified above.

         20. SURRENDER. Except as otherwise specifically consented to by Lessor, the Lessee shall at the expiration or other termination of this Lease remove all Lessee's goods and effects from the Premises (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the Lessee, either inside or outside the Premises). Lessee shall deliver to the Lessor the Premises and all keys, locks thereto, and other fixtures therewith and all alterations and additions made to or upon the Premises, in good condition, reasonable wear and tear and damage by fire, or other casualty only excepted. In the event of the Lessee's failure to remove any of the Lessee's property from the Premises, Lessor is hereby authorized, without liability to Lessee for loss or damage thereto, and at the sole risk of Lessee, to remove and store any of the property at Lessee's expense, or to retain same under Lessor's control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

         21. ATTORNEYS' FEES. Lessor and Lessee each agree that the nonprevailing (or defaulting) party shall pay the other party's expenses including but not limited to all reasonable attorneys' fees and expenses (whether or not any legal action or proceeding is commenced) which may be expended or incurred by Lessor or Lessee to obtain or enforce any obligations under this Lease.

         22. FURTHER USE REGULATIONS. In addition, Lessee covenants and agrees as follows:

         (a) to procure all licenses and permits from time to time required by law in connection with uses permitted by paragraph 6 hereof, except that Lessor shall obtain all permits and licenses required for improvements as detailed on the buildout plan referred to in Exhibit 2 and the initial certificate of occupancy for the Initial Premises and the Balance Premises;


         (b) not to take or permit to be taken any action, or omit to take any action, which will result in the suspension, forfeiture or cancellation of any license or permit with respect to the Premises;


         (c) not to solicit trade by sound audible outside the Premises, nor to permit on the Premises any nuisance;


         (d) not to injure, overload or deface the Building or any part thereof, nor to make or suffer any waste of the Premises;


         (e) to comply with such reasonable Rules and Regulations consistent with this Lease as Lessor hereafter may make for the care and use of the Premises, the Building, its surroundings and facilities and may communicate in writing to Lessee; and it is agreed that Lessor shall enforce such Rules and Regulations against other tenants, including a prohibition on smoking in all parts of the Building which shall become effective April 10, 1991, provided that Lessor shall be required only to take reasonable steps to enforce such prohibition and only to the extent such enforcement is legal and provided, further, that Lessor shall not enforce against Lessee Rules and Regulations that are not enforced in a reasonably consistent manner against other tenants in the Building; and


         (f) to permit Lessor to erect, use and maintain utility meters, pipes, ducts, and conduits in and through the Premises, provided the same do not materially reduce the floor area or materially adversely affect the appearance thereof and are done in such a manner as to minimize interruption of Lessee's business; and to permit Lessor, utility companies and any person having any interest under any mortgage affecting the Building to have access to the Premises (including the right to take upon or through, or to keep and store within the Premises all necessary materials, tools and equipment) in any case of emergency and otherwise during normal business hours for the purposes of inspection or of making such repairs or renovations as Lessor may desire to make, as may be necessary for the maintenance of the Building, or as may be required of Lessor under the Terms of this Lease or any other lease, provided that such entry shall not unreasonably interfere with the conduct of Lessee's business.

         23. CONTENTS; CONSEQUENTIAL DAMAGES. All property of any kind belonging to Lessee or any person claiming through it that may be on the Premises is at the sole risk of Lessee. If the whole or any part of such property shall be destroyed or damaged by fire, water or otherwise, or by use or abuse of water, or by the leaking or bursting of water pipes or sprinklers, or in any other way or manner, no part of said loss or damage is to be charged to or borne by Lessor in any case whatever except to the extent that the same is a direct result of negligence or willful misconduct of Lessor or his employees or of failure of Lessor to perform his obligations hereunder after written notice of such failure. Nor shall any obligation of Lessor with respect to the Building extend to liability for any consequential damages whatsoever.

         24. INDEMNITY. Lessee shall save Lessor harmless and indemnified from any liability for injury, loss, accident or damage to any person or property which arises out of or in connection with Lessee's use or occupancy of or tenancy in the Premises and from any claims, actions, proceedings, or cost (including reasonable counsel fees) in connection therewith, including injury to or death of persons and damage to property while on the Premises and injury to or death of, or damage to property of, persons who are patrons, customers, invitees, employees or servants of Lessee while in the Building, outside the Premises, or on the property of which the Premises are a part and excluding only injury or damage caused by negligence or willful misconduct of Lessor or his agents or employees or by Lessor's continuing failure to perform his obligations hereunder despite prior written notice of such liability, claims, actions, proceedings or costs caused solely by negligence or willful misconduct of Lessor or his agents or employees or by Lessors continuing failure to perform his obligations hereunder despite prior written notice of such failure.

         25. CERTIFICATION OF STATUS. Lessor and Lessee shall on ten (10) days' request certify in recordable form as to the status of this Lease to any assignee or sublessee approved by Lessor or any Mortgagee or a prospective Mortgagee or purchaser of the Premises: namely, whether said Lease is in full force and effect, the date to which rent and other charges have been paid, and whether, to the best of the knowledge of the party so certifying, Lessor and Lessee have fully complied with the terms and provisions thereof and, if there is a claim of non-compliance, the respect in which such non-compliance is claimed. If, in connection with a loan secured in whole or part by an interest in the property of which the Premises are a part, an institutional mortgagee shall request as a condition to such loan reasonable modifications in this Lease or the execution of additional instruments or documents, Lessee shall not unreasonably withhold, delay or condition its consent thereto and/or executions thereof, provided that such modifications or documents do not increase the monetary obligations of Lessee hereunder or adversely affect the size of the Premises or the duration of the leasehold interest hereby created.

         26. SUCCESSORS. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the respective heirs, devisees, legal representatives, successors and assigns of the parties hereto. However, named Lessor shall be liable only for obligations accruing while he is the owner of the Premises. When Lessor (or any successor or assign of Lessor) is acting under a trust, the obligations of Lessor shall be binding upon the trust estate, but not upon any trustee or beneficiary of the trust individually.

         27. POST-TERM OCCUPANCY. If Lessor permits Lessee to continue in actual possession of the Premises after the end of the Term, such actual possession shall not be deemed to extend or renew the Term of this Lease. Such actual possession shall be deemed a tenancy at sufferance if it does not endure more than seven (7) calendar days; otherwise such actual possession shall be deemed to have created a tenancy at will, from month to month, commencing immediately after the end of the Term. In either event, such tenancy shall be upon the terms herein contained, except that the post-Term rental rate shall be one hundred fifty per cent (150%) of the rate applicable pursuant to paragraph 3 or paragraph 12 hereof on the last day of the Term, and said post-Term rental shall be payable monthly in advance throughout such tenancy. Except where the context does not permit, all other terms and conditions hereof shall also apply to any period of time after the Term during which Lessee is actually in possession of or occupying the Premises or any part thereof.

         28. WAIVERS. Failure on the part of either Lessor or Lessee to complain of any action or omission on the part of the other, no matter how long the same may continue, shall never be deemed to be a waiver by Lessor or Lessee of any right hereunder. Nor shall any waiver (express or implied) at any time of any of the provisions hereof by Lessor or Lessee be construed as a waiver of any of the other provisions hereunder, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval by Lessor to or of assignment or subletting or any other action by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any other assignment or subletting or to or of any subsequent similar act by Lessee, nor shall Lessee's consent or approval to or of any action by Lessor be deemed to waive or render unnecessary any required consent or approval to or of any subsequent action.

         29. SEPARABILITY. If any term, portion or provision of this Lease or the application thereof to any person or circumstance is to any extent determined invalid or unenforceable, the remainder of the term, portion or provision of this Lease and the application of such term, portion or provision of this Lease to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each remaining term, portion or provision of this Lease shall be valid and enforced to the fullest extent permitted by law. It is hereby declared as the intention of the parties hereto that they would have executed such remainder of this Lease and would have provided for such application to other persons and circumstances without including therein the term, portion or provision or application thereof declared invalid or unenforceable.

         30. MISCELLANEOUS. This lease is to be construed as a Massachusetts contract and sets forth the entire agreement between the parties. It may be cancelled, modified or amended only by a written instrument executed by both Lessor and Lessee.

         31. BROKERAGE. Lessee warrants and represents to Lessor, first, that neither Lessee nor anyone acting on its behalf had any contact with any broker in any way in connection with any proposed lease or sale of the demised Premises other than Leggatt, McCall, Grubb & Ellis and Hunneman Commercial Company, second, that to the best of Lessee's knowledge no broker has any basis for a claim for a commission on account of the lease or sale of the Premises, and, third, that to the best of its knowledge no broker has asserted or intends to assert any such claim. Lessee agrees to indemnify and hold Lessor harmless from any loss, cost or damage arising from any breach of warranties and representations contained in this paragraph. Lessor agrees to pay the above-named Broker upon the Term commencement date a fee for professional services.

Furthermore, Lessor agrees to indemnify and hold Lessee harmless from and against any loss, cost or damage arising from any claims by brokers for commissions on account of actions by Lessor.

         Exhibits 1 through 2 and Schedules A through C are attached hereto and hereby incorporated by reference herein.

         IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 2 day of August, 1991.






LESSEE:                                        LESSOR:

DRAGON SYSTEMS, INC.                           ONE NEVADA REALTY TRUST


By: \s\ Janet M. Baker                         By: \s\ Joseph Biotti
    -------------------------                       ---------------------


Its: President                                 Its: Trustee
    -------------------------                       ---------------------

                                   SCHEDULE B


                               LANDLORD'S SERVICES





A.        Daily operations (Every other business day)


         1. Waste removal (including emptying of all trash receptacles and trash removal) shall be Lessor's responsibility.


         2.        Kitchen


                  a.      Sweep and wash floor with disinfectant.

                  b.       Spot clean counters, cabinets, sink and appliances.


         3.       Lavatories


                  a.       Sweep and wash floors with disinfectant.

                  b.       Wash both sides of toilet seats with disinfectant.

                  c.       Wash all mirrors, basins, bowls, urinals.

                  d.       Spot clean toilet partitions.

                  e. Empty and disinfect sanitary napkin disposal receptacles.

                  f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.


         4.       Thoroughly vacuum all carpets and floors.


         5.       Public Areas

                  a. Wipe down entrance doors and clean glass (interior and exterior).

                  b. Vacuum elevator carpets and wipe down doors and walls.

                  c.       Vacuum hallway carpets.

B.        Operations as Needed


         1.        Buff all resilient floor areas.


         2. Relamp ceiling light fixtures and replace ballasts and starters.


C.       Weekly Operations


         1. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, windowsills, door ledges, chair rails, baseboards, convector tops, etc., within normal reach.


         2. Remove finger marks from private entrance doors, light switches, and doorways.


         3.       Sweep all stairways.


D.       Monthly Operations


         1.       Public Areas


                  a. Thoroughly vacuum seat cushions on chairs, sofas, etc.

                  b.       Vacuum and dust grillwork.


E.       As required and weather permitting


         1.       Clean inside and outside of all windows.


F.       Yearly


         1.       Public Areas


         a.       Strip and wax all resilient tile floor areas.

                                   SCHEDULE C


                              CRITICAL COMMON AREAS





         Critical common areas, as detailed on the attached Exhibit, shall include:


                  a.       front entrance and vestibule at ground level;


                  b. passenger elevators (2) and freight elevator (to be keyed to stop on the second floor only during Dragon Systems' normal business hours as defined in paragraph 5 of the Lease); and


                  c.       stairways.


         In addition, critical common areas not detailed on the attached Exhibit shall include:


                  d.       rear entrance at ground level;


                  e.       loading dock; and


                  f. dumpster, located in the general proximity of the loading dock.

                      FIRST AMENDMENT TO AGREEMENT OF LEASE



         This is a First Amendment to Agreement of Lease made as of the 1st day of July, 1992 between Joseph Biotti, Jr., Trustee of One Nevada Realty Trust under Declaration of Trust dated September 14, 1984, filed for registration with the Middlesex South Registry District of the Land Court as document No. 667834 ("Lessor") and Dragon Systems, Inc., a Delaware corporation ("Lessee").


                                   WITNESSETH:


         WHEREAS, Lessor and Lessee entered into an Agreement of Lease dated as of the first day of February, 1991, with respect to certain premises located on the second floor of a building at 320 Nevada Street, Newtonville, Massachusetts ("Lease"); and

         WHEREAS, Lessor and Lessee desire to amend the Lease as more particularly set forth herein.


         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:


         1. The second paragraph of the Lease is hereby deleted and the following substitute therefor:


         "2. TERM. With respect to the Initial Premises, the term of this Lease (the "Term") shall commence on February 1, 1991 and expire on December 1, 1996 (the "Expiration Date"), and with respect to the Balance Premises, commence on December 1, 1991 and expire on the Expiration Date, except as extended pursuant to the provisions of Paragraph 12 below ("Option").

         2. The first paragraph of Paragraph 12 of the Lease is hereby deleted and the following paragraph is substituted therefor:


         "12. Option. Lessor and Lessee agree that Lessee may exercise one (1) option to renew this Lease for one (1) five (5) year period (the "Option") commencing on December 1, 1996. In the event Lessee exercises this Option, the Fixed Rent for each year of the five-year Option period shall be the product of the Fixed Rent for the last twelve (12) months of the Term multiplied by the larger of the integer one (1) or ninety-five percent (95%) of the Cost of Living Factor as defined in the following paragraph. By no later than March 1, 1996, Lessor shall notify Lessee of the Cost of Living Factor, as defined in the following paragraph, and the fixed rent for each year of the five-year option period (the "Notice"). Lessee shall then exercise the Option by giving written notice to Lessor not later than July 1, 1996."


         In addition to the foregoing, "March, 1996" shall be substituted for "May, 1995" in the second paragraph of Paragraph 12 of the Lease.

         3. Lessor and Lessee hereby acknowledge that Lessee is entering into a certain sublease dated as of the date hereof with CLSI, Inc., a tenant of the Building located in space adjacent to the Premises demised under the Lease. Provided that the Sublease is then in effect, Lessor hereby grants to Lessee an option to add to the Premises demised under the Lease the premises now demised under the sublease ("Subleased Premises"), as of the date of expiration of the Sublease. Lessee may exercise said option to add the Subleased Premises to the Premises demised under the Lease, under the identical terms of the Lease (including the calculation of rent), simultaneously with its exercise of the option to extend the term of the Lease set forth in Paragraph 12 thereof. If Lessee so exercises its option to add the Subleased Premises to the Premises demised under the Lease, the fixed rent for all of said premises (including the Subleased Premises) shall be determined in accordance with the formula set forth in Paragraph 12 of the Lease with respect to the Premises demised under the Lease immediately prior to such exercise, and as of the commencement of the extension term, the Subleased Premises (including the 29 parking spaces appurtenant thereto) shall be deemed to be included in the Premises demised under the Lease.

         Except as hereinabove amended, the Lease remains in full force and effect.



                          LANDLORD:


                          \s\ Joseph Biotti, Jr.
                          ---------------------------------------
                          JOSEPH BIOTTI, JR. Trustee as aforesaid







                          TENANT:


                          DRAGON SYSTEMS, INC.


                          By: \s\ Janet M. Baker
                             ------------------------------------


The undersigned hereby consent to this First Amendment to Lease by their signature below.



CLSI, INC.                                  GUARANTY-FIRST TRUST COMPANY


By: \s\ James Hofbarn                       \s\ Charles McAliste
    ------------------------------          -----------------------------

                                 NOTICE OF LEASE



         Notice is hereby given, pursuant to the provisions of Massachusetts General Laws Chapter 185, Section 71, of the following Lease:



LANDLORD:              Joseph Biotti, Jr., Trustee of One Nevada Realty Trust
                       under declaration of trust dated September 14, 1984, filed for registration with the Middlesex South Registry
                       District of the Land Court as Document No. 667834




TENANT:                Dragon Systems, Inc., a Delaware corporation


DATE OF
EXECUTION
OF LEASE:              February 1, 1991, as amended by a First Amendment dated
                       as of July 1, 1992


DESCRIPTION
OF LEASED
PREMISES:               Fifteen Thousand (15,800) square feet of space located
                        on the second floor of the former rope factory building located at 320 Nevada Street, Newtonville,
                        Massachusetts, as shown on the plan attached to the lease, together with the rights to common areas and parking more particularly set forth therein. For reference to title of Landlord see Certificate of Title
                        No. 171784.




TERM AND
COMMENCEMENT
DATE: The term of the lease is for a period which commenced on February 1, 1991 as to a portion of the premises and on December 1, 1991 as to the balance of the premises, and will terminate on December 1, 1996.



RIGHT OF
EXTENSION:              Tenant has one five-year option to extend the Term, upon
                        the terms and conditions more particularly set forth in
                        Section 12 of the lease, to be elected no later than July 1, 1996.

RIGHT OF
EXPANSION:                          Tenant has the right to add to the premises
                                    certain premises comprised of 6,000 square feet of space located on the fifth floor and 5,600 square feet of space located on the fourth floor of the building, together with parking rights appurtenant thereto at the time of Tenant's exercise of its option to extend the Term of the lease.

         EXECUTED as a sealed instrument as of July 31, 1992.

                                            LANDLORD:

                                             \s\ Joseph Biotti, Jr.,
                                             ---------------------------
                                             Joseph Biotti, Jr., as
                                             Trustee aforesaid

                          TENANT: Dragon Systems, Inc.


                                             By: \s\ Janet M. Baker
                                             ---------------------------
                                             Its: President
                                             ---------------------------

                          COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                 August 7, 1992


         Then personally appeared before me the above-named Joseph Biotti, Jr., and acknowledged the foregoing instrument to be his free act and deed, as Trustee aforesaid.




                          \s\ Alice A. Lederman
                           ---------------------------
                          Notary Public
                          My commission expires: 5/9/98

                            NON-DISTURBANCE AGREEMENT



         This agreement is made this 2 day of August, 1991, at Boston, Suffolk County, Commonwealth of Massachusetts, by and among Guaranty-First Trust Company of Waltham, Massachusetts, (the "Bank"), Joseph Biotti, Jr., Trustee of One Nevada Realty Trust under Declaration of Trust dated September 14, 1984 and filed for registration with Middlesex South Registry District of the Land Court as Document No. 667834 and his heirs, successors and assigns where the context so admits ("Mortgagor") and Dragon Systems, Inc., a Delaware corporation and its successors, executors, administrators and assigns where the context so admits ("Tenant").


                                WITNESSETH THAT:


         WHEREAS, the Tenant will be a lessee under a certain lease (the "Lease") dated as of February 1, 1991 from the Mortgagor as lessor of a portion of the property located at 320 Nevada Street, Newtonville, Massachusetts 02160, more particularly described in the Lease (the "Premises");

         WHEREAS, as of September 13, 1988, the Mortgagor granted a mortgage (the "Mortgage") and a security interest in the Premises to the Bank and granted a Conditional Assignment of Rents (the "Assignment") to the Bank;

         WHEREAS, the Tenant seeks assurances that the Bank will not interfere with its rights of possession under the Lease in the event of foreclosure of the Premises or acquisition in lieu thereof by the Bank, its successor, affiliates or assigns in the event of default by the Mortgagor;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the Mortgagor, the Bank and the Tenant hereby agree as follows:

                  1. Representations. The Mortgagor and the Tenant hereby certify that the Lease is a complete statement of the agreement of the parties thereto with respect to the letting of the Premises and, when effective, will be a binding obligation of the Mortgagor and the Tenant in accordance with its terms.

                  2. Consent to Assignment. The Tenant hereby consents to the conditional assignment of the Lease and the rent payable thereunder to the Bank in accordance with the Bank's interest under the Mortgage and the Assignment executed therewith, and hereby agrees to be bound by the terms of the Assignment applicable to it. Upon notification by the Bank of the exercise of the Bank's rights under the Mortgage, the Tenant shall pay rent and any other sums payable under the terms of the Lease directly to the Bank, as directed, as the same become due. Without limiting the generality of the foregoing, the Tenant hereby specifically acknowledges and agrees that the Bank shall have no obligations or liabilities with respect to the Lease until and unless the Bank notifies the Tenant of the Bank's exercise of its rights under the Mortgage or Assignment.

         3. Subordination and Attornment. The Tenant hereby agrees with the Bank that the Lease shall be subject and subordinate to the lien of the Mortgage and any renewals, modifications, extensions or replacements thereof.

         The Tenant attorns to the Bank and, subject to the Bank's written request and direction and so long as the Bank complies with the provisions of Paragraph 4 below, the Tenant agrees that, in the event of the exercise by the Bank of its rights under the Mortgage or Assignment and the taking of possession of or the acquisition of title to the Property by the Bank or by any purchaser of the property which acquires its rights through the Bank, whether through foreclosure proceedings or otherwise, the Tenant shall recognize the Bank or such other purchaser as the lessor under the Lease and the Lease shall continue in full force and effect in accordance with its terms.

         4. Non-Disturbance. Except as specifically excluded in this Paragraph 4, the Bank hereby consents to all the provisions of the Lease and recognizes all rights of the Tenant thereunder and agrees that, for so long as the Tenant duly and promptly performs all of its obligations under the Lease, the Bank or any purchaser of the property which acquires its rights through the Bank will not, in taking possession of or acquiring title to the Premises or otherwise exercising rights under the Mortgage or Conditional Assignment of Rents, whether through foreclosure proceedings or otherwise, disturb the possession and other rights of the Tenant under the Lease and will accept the Tenant as lessee under the terms and conditions and for the entire duration of the Term of the Lease, including any extensions thereof, and the Bank will perform all obligations of the Lessor under the Lease.

         Notwithstanding any provisions to the contrary contained herein, the Bank does not and shall not recognize the rights granted to Lessee or agree to perform the obligations of Lessor contained in the Paragraphs of the Lease set forth in subparagraphs (i) and (ii) below and the Tenant shall have no rights of offset if said obligations are not performed:

            (i)   Paragraph 2A "Construction of Balance Premises";

                  and

            (ii)  Paragraph 13 "Expansion".

         5. Extensions, Renewals and Expansion of Premises. This Agreement shall include and apply to any extensions and renewals of the term and to any expansion of the Premises permitted by the Lease for so long as the Mortgage and Assignment are in effect.

         6. Notices. All notices required or permitted to be given hereunder shall be in writing and delivered by registered or certified mail, return receipt requested, addressed in the case of the Bank to James M. Sweeney, Executive Vice President, Guaranty-First Trust Company, 1290 Main Street, Waltham, MA 02254 with a copy to Stephen T. Kunian, Esquire, Curhan, Kunian, Goshko, Burwick & Savrann, P.C., 100 Charles River Plaza, Boston, Massachusetts 02114; in the case of the Mortgagor to Joseph Biotti, Jr., Trustee, 97 Adams Street, Newton, Massachusetts 02195, with a copy to Loyd M. Starrett, P.C., Fordham & Starrett, 260 Franklin Street, Boston, Massachusetts 02110 and in the case of the Tenant to Janet Baker, Dragon Systems, Inc., 320 Nevada Street, Newtonville, Massachusetts 02160 with a copy to Sarah Rothermel, Esquire, Hale & Dorr, 60 State Street, Boston, Massachusetts 02109.

         7. Amendments. This Agreement may not be waived, changed or discharged orally, but only by an agreement in writing and signed by the Bank, the Mortgagor and the Tenant.

         8. Severability. The invalidity of any provision of this Agreement, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provisions hereof.

         9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective permitted successors and assigns of the parties hereto.

         10. Applicable Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts.

         WITNESS the execution hereof as of the day and year first above written.

                             DRAGON SYSTEMS, INC.


                             By: \s\ Janet M. Baker
                                 --------------------------
                             Its: President
                                 --------------------------


                             ONE NEVADA REALTY TRUST


                             By: \s\ Joseph Biotti
                                 --------------------------
                             Its: Trustee
                                 --------------------------


                             GUARANTY-FIRST TRUST COMPANY


                             By: \s\ Charles A. McAlister
                                 --------------------------
                             Its: President
                                 --------------------------

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss                                       August 2, 1991

Then personally appeared the above-named Janet M. Baker, President of Dragon Systems, Inc., being duly authorized, and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Dragon Systems, Inc., before me.


                                            \s\ Sandra Cristello
                                            --------------------------
                                            Notary Public
                                            My commission expires May 1, 1992.


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                              August 9, 1991

         Then personally appeared the above-named Charles A. McAlister, President of Guaranty-First Trust Company, being duly authorized, and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Guaranty-First Trust Company, before me.


                                            \s\ Lucille P. Astuni
                                             --------------------------
                                            Notary Public
                                            My commission expires May 22, 1992.


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                              August 8, 1991

Then personally appeared the above-named Joseph Biotti, Jr. as Trustee of One Nevada Realty Trust and acknowledged the foregoing to be his free act and deed as Trustee, before me.

                                            \s\ Sandra Cristello
                                             --------------------------
                                            Notary Public
                                            My commission expires May 1, 1992.

                  FIRST AMENDMENT TO NON-DISTURBANCE AGREEMENT

         This is a First Amendment to Non-Disturbance Agreement made as of the 31st day of July, 1992, by and among Guaranty-First Trust Company of Waltham, Massachusetts (the "Bank"), Joseph Biotti, Jr., Trustee of One Nevada Realty Trust under Declaration of Trust dated September 14, 1984, filed for registration with the Middlesex South Registry District of the Land Court as Document No. 667834 and his heirs, successors, and assigns where the context so admits ("Mortgagor") and Dragon Systems, Inc., a Delaware corporation, and its successors, administrators, and assigns where the context so admits ("Dragon").

                                WITNESSETH THAT:

         WHEREAS, the Bank, Mortgagor, and Dragon entered into a Non-Disturbance Agreement dated August 2, 1991 ("Agreement") with respect to a Lease ("Dragon Lease") dated as of February 1, 1991 from the Mortgagor as Lessor of a portion of the property located at 320 Nevada Street, Newtonville, Massachusetts 02160, more particularly described therein ("Premises"); and

         WHEREAS, as of September 13, 1988, the Mortgagor granted a mortgage ("Mortgage") and a security interest in the Premises to the Bank and granted a Conditional Assignment of Rents (the "Assignment") to the Bank; and

         WHEREAS, Dragon and Mortgagor have entered into a First Amendment to the Dragon Lease of even date herewith; and

         WHEREAS, Dragon has entered into a Sublease of even date herewith ("Sublease") of a portion of the space demised by Mortgagor to CLSI, Inc. pursuant to a lease dated April 15, 1986, as amended by three amendments thereto dated as of April 15, 1986 ("CLSI Lease"); and

         WHEREAS, Dragon seeks assurances that the Bank will not interfere with its rights of possession under the Lease, as amended by the First Amendment, or with its rights of possession under the Sublease in the event of foreclosure of the Premises or acquisition in lieu thereof by the Bank, its successors, affiliates, or assigns in the event of default by the Mortgagor, or, in the case of the Sublease, in the event of the termination of the CLSI Lease.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the Mortgagor, the Bank, and Dragon hereby agree as follows:

         1. The Agreement is hereby amended by adding to the definition of the term "Lease" set forth in the second paragraph on the first page of the Agreement the words "as amended by First Amendment dated as of July 31, 1992".

         2. Dragon hereby certifies to the Bank that the Sublease is a complete statement of the agreement of the parties thereto with respect to the letting of the Subleased Premises.

         3. The Bank hereby represents to Dragon that attached hereto is a true and complete copy of a Subordination Agreement with respect to the Mortgage and the CLSI Lease, which has not been amended or rescinded and remains in force and effect.

         4. The Bank hereby consents to the Sublease and agrees that if the Bank or any purchaser of the property which acquires its rights through the Bank takes possession of or acquires title to the Premises or otherwise exercises rights under the Mortgage or Conditional Assignment of Rents, whether through foreclosure proceedings or otherwise, and at such time either CLSI, Inc. is in default under the Settlement Agreement among CLSI, Inc., Mortgagor and the Bank dated May 1, 1992 or is in default under the CLSI Lease, the Bank or such purchaser shall give written notice of such events to Dragon, making demand in such notice that Subtenant pay its rent due under the Sublease to said mortgagee or purchaser, and shall not disturb the possession and other rights of Dragon under the Sublease and will accept Dragon as a direct tenant under the terms and conditions and for the entire duration of the term of the Sublease. In such case, the Bank or such purchaser agree to perform all obligations of the landlord under the CLSI Lease applicable to the subleased premises and the obligations of the sublandlord under the Sublease, provided that Dragon attorns to the Bank or such purchaser and pays rent and any other sums payable under the terms of the Sublease directly to the Bank or such purchaser, as the same become due.

         Except as hereinabove amended, the Agreement remains in full force and effect. WITNESS the execution hereof as of the day and year first above written.


                                                 DRAGON SYSTEMS, INC.


                                                 By: \s\ Janet M. Baker
                                                     ------------------------
                                                 Its: President
                                                     ------------------------


                                                 ONE NEVADA REALTY TRUST


                                                 By: \s\ Joseph Biotti
                                                     ------------------------
                                                 Its: Trustee
                                                     ------------------------


                                                 GUARANTY-FIRST TRUST COMPANY


                                                 By: \s\ Charles A. McAlister
                                                     ------------------------
                                                 Its: President
                                                     ------------------------

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                      August 7, 1992

         Then personally appeared the above-named Janet M. Baker, President of Dragon Systems, Inc., being duly authorized, and acknowledged the foregoing instrument to be her free act and deed and the free act and deed of Dragon Systems, Inc., before me.


                                                 \s\ Margaret M. Mannion
                                                 ----------------------------
                                                 Notary Public
                                                 My commission expires: 1/7/97


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                      August 11, 1992

         Then personally appeared the above-named Charles A. McAllister, President of Guaranty-First Trust Company, being duly authorized, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Guaranty-First Trust Company, before me.


                                                 \s\ Lucille P. Astuni
                                                 ----------------------------
                                                 Notary Public
                                                 My commission expires: 4-22-99


                          COMMONWEALTH OF MASSACHUSETTS


Middlesex County, ss.                                      August 7, 1992

         Then personally appeared the above-named Joseph Biotti, Jr., as Trustee of One Nevada Realty Trust, and acknowledged the foregoing instrument to be his free act and deed as Trustee, before me.

                                                 \s\ Alice A. Lederman
                                                 ----------------------------
                                                 Notary Public
                                                 My commission expires: 5/9/98

                     SECOND AMENDMENT TO AGREEMENT OF LEASE

         This is a SECOND AMENDMENT TO AGREEMENT OF LEASE ("Second Amendment") made and entered into as of the 1st day of May, 1996 at Boston, Suffolk County, Commonwealth of Massachusetts, by and between Joseph Biotti, Jr. and Francis Biotti, Trustees of One Nevada Realty Trust under Declaration of Trust dated September 14, 1984 and filed for registration with Middlesex South Registry District of the Land Court as Document No. 667834 and their heirs, successors and assigns where the context so admits ("Lessor") and Dragon Systems, Inc., a Delaware corporation and its successors, executors, administrators and assigns where the context so admits ("Lessee").

         Whereas, Lessor and Lessee entered into an Agreement of Lease (the "Lease"), dated as of the 1st day of February, 1991, with respect to approximately 15,500 square feet of space, more of less, on the second floor of the former rope factory building known and numbered as 320 Nevada Street, Newtonville, Massachusetts 02160 (the "Building"), which Lease was amended. by that certain First Amendment to Agreement of Lease dated as of the 1st day of July, 1992 (the "Amendment");

         Whereas, the Lease and the Amendment provided for Lessee to exercise certain option and expansion rights, which have been exercised pursuant to Sections 12 and 13 of the Lease;

         Whereas, Lessor and Lessee desire to further amend the Lease, as set forth herein:

                                 WITNESSETH THAT

Lessor and Lessee, for and in consideration of the mutual covenants hereinafter contained, agree as follows:

         1. Effective December 1, 1996, Section No. 1 of the Lease ("PREMISES") shall be deleted in its entirety and the following shall be substituted therefor:

         "l. PREMISES: Lessor does hereby lease to Lessee from December 1, 1996 through the Expiration Date as defined in paragraph 2 hereof ("TERM") the following (collectively referred to in the aggregate as the "Premises"):

         - 16,030.5 square feet of space, more or less, of the second floor of the Building (which is the entirety of the second floor of the building) as outlined in red on the floor plan attached hereto as
           Exhibit 1 (the "Second Floor Space");

         - 16,335.5 square feet of space, more or less, of the third floor of the Building (which is the entirety of the third floor of the Building) as outlined in red on the floor plan attached hereto as
           Exhibit 2 (the "Third Floor Space");

         - 6,044.5 square feet of space, more of less, of the fourth floor of the Building (which is 37% of the fourth floor of the Building) as outlined in red on the floor plan attached hereto as Exhibit 3A (the "Present Fourth Floor Space");

         - 10,292 square feet of space, more or less, of the fourth floor of the Building (which is 63% of the fourth floor of the Building, and, together with the Present Fourth Floor Space, is the entirety of the fourth floor of the Building) as outlined in red on the floor plan attached hereto as Exhibit 3B(the "Remaining Fourth Floor Space"); and

         - 5,521 square feet of space, more or less, of the fifth floor of the Building (which is the entirety of the fifth floor of the Building) as outlined in red on the floor plan attached hereto as Exhibit 4 (the "Fifth Floor Space").

         Commencing December 1, 1996, Lessor shall provide the following minimum number of parking spaces, inclusive of visitor spaces, as appurtenant to each of the following floors:

         Second Floor Space:      Forty-two (42) parking spaces;

         Third Floor Space:       Thirty-eight (38) parking spaces;

         Present Fourth
               Floor Space:       Fifteen (15) parking spaces;

         Remaining Fourth
               Floor Space:       Twenty-four (24) parking spaces; and

         Fifth Floor Space:       Fourteen (14) parking spaces.

         Lessee shall have rights to use in common with others the driveways and other portions of the land on which the Building is situated necessary for access to the building, together with the right to use in common with others entitled thereto the entranceway to the Building necessary for access to the Premises, the loading dock, and other building amenities as may be made available by Lessor. Space in the Building which is under Lessee's exclusive control shall be considered part of the Premises."

         2. Effective December 1, 1996, Section No. 2 of the Lease ("TERM"), as amended by the First Amendment, shall be deleted in its entirety and the following shall be substituted therefor;

         "2. TERM: With respect to the Second Floor Space, the Third Floor Space, the Present Fourth Floor

         Space, the Remaining Fourth Floor Space and the Fifth Floor Space, the term of this Lease (the "Term") shall be for five (5) years commencing on December 1, 1996 and expiring on November 30, 2001 (the "Expiration Date")."

         3. Section No. 2A of the Lease ("CONSTRUCTION OF BALANCE PREMISES") is deleted in its entirety and the following is substituted therefor:

         "IMPROVEMENTS: Lessor agrees to use due diligence to perform the work described in Addendum A attached hereto, by the dates described thereon. Lessor shall pay the cost of such improvements. In the case of delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, casualty or other causes reasonably beyond Lessor's control, the dates of completion shall be extended for the period of such delay. Lessee shall permit Lessor reasonable access to the Premises to complete the work, at times mutually agreed to by Lessor and Lessee in advance including during normal business hours, and agrees to indemnify Lessor and hold it harmless with respect to any injury to persons or property resulting from or arising out of the presence of Lessee and not caused by the fault of Lessor, its employees or agents.

         Lessee agrees to provide Lessor one month's notice before Lessor is required to complete the following items which shall be completed at dates mutually agreed to by Lessor and Lessee, but which, in any event, are not required to be completed by Lessor prior to December 1, 1996:
         No. 6 (soundproofing); No. 13 (carpeting, fourth floor); No. 15 (glass panels, fourth floor); No. 19 (carpeting, third floor); No. 20 (floor to ceiling offices, computer room); No. 21 (electricity hook up); and
         item 23 (additional offices).

         With respect to Item No. 23 (additional offices), Lessee agrees to furnish a floor plan layout reflecting the partitions and improvements to Lessor, at Lessee's expense, for Lessor's reasonable approval, 3 months prior to the completion date for such Item. Lessor at its expense may require reasonable changes to the floor plan, and if so, shall return the floor plans to Lessee with such changes."

         4. Effective December 1, 1996, the first two paragraphs of Section No. 3 ("FIXED RENT") shall be. deleted in their entirety and the following substituted therefor:

         "FIXED RENT. For the period commencing on December 1, 1996 and ending an November 30, 2001, Lessee shall pay Lessor fixed rent, in advance, to be received on the first day of each month during said period, in the amount of $42,927.73, which amount is obtained by multiplying $9.50 per square foot and the number of square feet in the Premises (54,224.5), and then dividing such product by twelve to determine equal monthly installments.

         5. Effective December 1, 1996, the last sentence of paragraph 3 of Section No. 4, "ADDITIONAL RENT" (which paragraph commences with "For purposes of calculating any Additional Rent owed by Lessee in excess of $5.50 per square foot per annum,..." and is found at page 9 of the Lease) shall be deleted in its entirety and the following sentence shall be substituted therefor:

         For purposes of determining Lessee's Proportionate Share of Operating Expenses, Lessee's proportionate share when occupying the Premises is equal to 63%.

         6. Effective December 1, 1996 paragraph 4 of Section No. 4, "ADDITIONAL RENT" (which paragraph commences with "For example, assume that ... " and is found at page 10 of the Lease) shall be amended such that "1991" shall become "1996"; "1992" shall become "1997"; and "1993" shall become "1998."

         7. Effective December 1, 1996, paragraph 5 of Section No. 4, "ADDITIONAL RENT" (which paragraph commences with "Lessor and Lessee agree that Lessee shall pay no Additional Rent prior to September 1, 1991" and is found at page 11 of the

Lease) shall be deleted in its entirety and the following paragraph shall be substituted therefor;

         "For the period commencing on December 1, 1996 and ending on November 30, 2001, Lessee shall pay Additional Rent based on 540224.5 square feet. Lessee shall pay Additional Rent in equal monthly installments in advance on the first day of each month, commencing on December 1, 1996, such that each installment shall be received by Lessor on the first day of each and every calendar month, based upon Lessor's reasonable estimate of Additional Rent."

         8. Section 9(b) of the Lease is amended by adding the following sentence to the end of the existing paragraph:

"Lessor shall also maintain in good working order the elevator located in the Building.

         9. Section 12 of the Lease ("OPTION") as amended is deleted in its entirety and the following is substituted therefor:

                  "12A. Right of First Refusal to Lease the Premises. During the term of this Lease, Lessee shall have a right of first refusal to release the Premises at the expiration of the Term of the Lease on the terms hereinafter set forth:

                  (a) If, during the Term of this Lease, Lessor shall receive from a third party an acceptable bona fide written offer to lease all or any portion of the Premises, Lessor agrees to give Lessee written notice of such offer describing the terms and conditions set forth therein ("Notice of Lease"). Lessee shall exercise the right of first refusal to lease the Premises on the same terms and conditions set forth in the Notice of Lease (except as otherwise provided in this Section 12A) by giving to Lessor written notice indicating its election to lease which shall be received by Lessor within five (5) business days of said Notice of Lease.

                  (b) If Lessee exercises the right of first refusal in accordance with the provisions of Section

         12A(a) hereof, then a Lease, consistent with the terms of this Section 12A and the Notice of Lease, shall be signed within thirty (30) days of the Notice of Lease. In the event that a Lease is not executed within thirty (30) days of the Notice of Lease (unless caused by fault of Lessor), the right of first refusal provided for in this Section 12A shall terminate, and Lessee shall have no further rights hereunder, except as provided in paragraph (c) below.

                  (c) If Lessor does not receive timely notice from Lessee of the exercise of the right of first refusal, Lessor shall thereafter be free to lease all or any portion of the Premises to any other person on the terms set forth in the Notice of Lease, and upon execution of any such lease the right of first refusal provided for in this Section 12A shall terminate, and Lessee shall have no further rights hereunder. Notwithstanding the foregoing, if Lessee does not exercise its right of first refusal provided for in this Section 12A and Lessor does not enter into a lease with the third party and subsequently receives another acceptable bona fide written offer to lease all of the Premises, Lessor agrees to give Lessee written notice of such offer in accordance with the provisions of this Section 12A.

                  (d) A certificate in recordable form executed by Lessor stating (i) that after giving Lessee a Notice of Lease, the five (5) day notice period has terminated and that Lessee has not exercised the right of first refusal in accordance with the terms of Section 12A, and
         (ii) that Lessee has failed to execute a Lease within thirty (30) days of the Notice Of Lease, shall be conclusive evidence upon which third parties may rely that the right of first refusal created hereunder has not been effectively exercised.

                  (e) This right of first refusal is not assignable or transferable by Lessee either in conjunction with assignment of this Lease or subletting of all or any portion of the Premises or otherwise, and any attempted assignment or other transfer of said rights shall automatically terminate said rights."

"12B. Right of First Refusal to Lease Other Space in the Project. During the term of this Lease, Lessee shall have a right of first refusal to lease other space which becomes available in the Building or space which becomes available at 330 Nevada Street or at 459 Watertown street on the terms hereinafter set forth:

                  (a) If, during the Term of this Lease, Lessor shall receive from a third party an acceptable bona fide written offer to lease other space which becomes available in the Building or space which becomes available at 330 Nevada Street or at 459 Watertown Street, Lessor agrees to give Lessee written notice of such offer describing the terms and conditions set forth therein ("Notice of Lease"). Lessee shall exercise the right of first refusal to lease the other space which becomes available becomes available in the Building or the space which at 330 Nevada Street or at 459 Watertown Street on on the same terms and conditions set forth in the Notice of Lease (except as otherwise provided in this Section 12B) by giving to Lessor written notice indicating its election to lease which shall be received by Lessor within five (5) business days of said Notice of Lease.

                  (b) If Lessee exercises the right of first refusal in accordance with the provisions of Section 12B(a) hereof, then a Lease, consistent with the terms of this Section 12B and the Notice of Lease, shall be signed within thirty (30) days of the Notice of Lease. In the event that a Lease is not executed within thirty (30) days of the Notice of Lease (unless caused by fault of Lessor), the right of first refusal provided for in this Section 12B shall terminate, and Lessee shall have no further rights hereunder, except as provided in paragraph
         (c) below.

                  (c) If Lessor does not receive timely notice from Lessee of the exercise of the right of first refusal, Lessor shall thereafter be free to lease all or any portion of the other space which becomes available in the Building or space which becomes available at 330 Nevada Street or at 459 Watertown Street to any other person on the terms set forth in the Notice of Lease, and upon execution of any such lease the right of first refusal provided for in this Section 12B shall terminate, and Lessee shall have no further rights hereunder. Notwithstanding the foregoing, if Lessee does not exercise its right of first refusal provided for in this Section 12B and Lessor does not enter into a lease with the third party and subsequently receives another acceptable bona fide written offer to lease all of the other space which becomes available in the Building or space which becomes available at 330 Nevada Street or at 459 Watertown Street, Lessor agrees to give Lessee written notice of such offer in accordance with the provisions of this Section 12B.

                  (d) A certificate in recordable form executed by Lessor stating (i) that after giving Lessee a Notice of

         Lease, the five (5) day notice period has terminated and that Lessee has not exercised the right of first refusal in accordance with the terms of Section 12B, and (ii) that Lessee has failed to execute a Lease within thirty (30) days of the Notice of Lease, shall be conclusive evidence upon which third parties may rely that the right of first refusal created hereunder has not been effectively exercised.

                  (e) This right of first refusal is not assignable or transferable by Lessee either in conjunction with assignment of this Lease or subletting of all or any portion of the other space which becomes available in the Building or space which becomes available at 330 Nevada Street or at 459 Watertown Street or otherwise, and any attempted assignment or other transfer of said rights shall automatically terminate said rights."

         10. Mr. Starrett's address for purposes of Section 19 of the Lease ("NOTICE") is now: Mahoney, Hawkes & Goldings, 75 Park Plaza, Boston, MA 02116.

         11. Lessor and Lessee each warrant to the other that it has had no dealings with any broker or agent in connection with this Second Amendment, and agree to hold harmless and indemnify the other party from and against any and all costs (including, without limitation, attorney's fees for defense of an action), expenses or liability for any compensation, commissions or charges which result from a breach of this warranty.

         12. All terms and conditions of the Lease not specifically changed by this Second Amendment to the Lease shall remain in full force and effect, and shall apply to all portions of the Building being leased by Lessee at any time.

         IN WITNESS WHEREOF, the said parties hereunto set their hands and seals as of the date first set forth above.


LESSEE                                      LESSOR
DRAGON SYSTEMS, INC.                        ONE NEVADA REALTY TRUST

\s\ Janet M. Baker                          \s\ Joseph Biotti
-----------------------------               --------------------------------
Janet M. Baker, Pres.                       Joseph Biotti, Jr., Trustee

                                            \s\ Francis L. Biotti
                                            --------------------------------
                                            Francis L. Biotti, Trustee

         The undersigned hereby consent to this Second Amendment to Lease.


                                            CLSI, Inc.

                                            By:
                                               -----------------------------
                                            Its:
                                                ----------------------------


                                            FDIC

                                            By:
                                               -----------------------------
                                            Its:
                                                ----------------------------


                                            BayBank

                                            By:
                                               -----------------------------
                                            Its:
                                                ----------------------------

FSI1409/1-10

                                   ADDENDUM A


1.    Replace Carpet in Second Floor                       December 1, 96
      Kitchen Area with Tile.

2.    Replace Carpet in Second Floor                       December 1, 96
      Lobby and Hallway in Second Floor
      Sales Area.

3.    Replace Carpet in Second Floor                       December 1, 96
      Cafeteria and Second Floor
      Conference Room (Smaug).

4.    Paint Second Floor Lobby and Hallways.               December 1, 96

5.    Certification of Elevators                           December 1, 96

6.    Soundproof Tamah and Diane Offices                   December 1, 98

7.    Install protection on (higher railing                December 1, 96
      on spiral staircase from First to
      Second Floor - Prevent Access to Beam.

8.    Repair and secure door, replace lock                 December 1, 96
      to storage area at end of Second Floor
      by Research Area.

9.    Repair Broken Heaters

10.   Repair Windows (must be able to open and close).

11.   Repair or Replace Broken Blinds



FSI1409/8

                      THIRD AMENDMENT TO AGREEMENT OF LEASE


         This is a THIRD AMENDMENT TO AGREEMENT OF LEASE ("Third Amendment") made and entered into as of the 15th day of May, 1998 at Boston, Suffolk County, Commonwealth of Massachusetts, by and between Joseph Biotti, Jr. and Francis Biotti Trustees of One Nevada Realty Trust under Declaration of Trust dated September 14, 1984 and filed for registration with Middlesex South Registry District of the Land Court as Document No. 667834 and their heirs, successors and assigns where the context so admits ("Lessor") and Dragon Systems, Inc., a Delaware corporation and its successors, executors, administrators and assigns where the context so admits ("Lessee").

         Whereas, Lessor and Lessee entered into an Agreement of Lease (the "Lease"), dated as of the 1st day of February, 199 1, with respect to approximately 15,500 square feet of space, more of less, on the second floor of the former rope factory building known and numbered as 320 Nevada Street, Newtonville, Massachusetts 02160 (the "Building"), which Lease was amended by that certain First Amendment to Agreement of Lease dated as of the 1st day of July, 1992 (the "First Amendment") and further amended by that certain Second Amendment to Agreement of Lease dated as of the 1st day of May, 1996 (the "Second Amendment");

         Whereas, Lessor and Lessee desire to further amend the Lease, as set forth herein:


                                 WITNESSETH THAT

         Lessor and Lessee, for and in consideration of the mutual covenants hereinafter contained, agree as follows:

         1. Effective May 15, 1998, Section No. 1 of the Lease, as amended by the Second Amendment, ("PREMISES") shall have the following sentence added immediately following the bulleted list of existing square foot descriptions:

"Lessor does hereby lease to Lessee from May 15, 1998 through the Expiration Date as defined in paragraph 2 hereof ("TERM") the following (which shall be included in the "Premises"):

         - 4,100 square feet of space, more or less, of the first floor of the Building, as is, as outlined in red on the floor plan attached hereto as Exhibit I (the "First Floor Space"). Lessor has no cleaning obligations with respect to the First Floor Space.

         2. Effective May 15, 1998 Section No. 2 of the Lease ("TERM"), as amended by the First Amendment and as amended by the Second Amendment, shall have the following sentence added as the final sentence:

         "With respect to the First Floor Space, the term of this Lease (the "Term") shall be for three (3) years and six and one-half (6 1/2) months commencing on May 15, 1998 and expiring on November 30, 2001 (the "Expiration Date")."

         3. Effective May 15, 1998, the following sentence shall be added as the last sentence to the first full paragraph of Section No. 3 ("FIXED RENT"):

         "For the period commencing on May 15, 1998 and ending on November 30, 2001, in addition to the $42,927.73 described above, Lessee shall pay Lessor fixed rent for the First Floor Space, in advance, to be received on the first day of each month during said period, in the amount of $4,441.66, which amount is obtained by multiplying $13.00 per square foot and the number of square feet in the First Floor Space (4,100), and then dividing such product by twelve to determine equal monthly installments.

         4. Lessor and Lessee each warrant to the other that it has had no dealings with any broker or agent in connection with this Third Amendment, and agree to hold harmless and indemnify the other party from and against any and all costs (including, without limitation, attorney's fees for defense of an action), expenses or liability for any compensation, commissions or charges which result from a breach of this warranty.

         5. All terms and conditions of the Lease not specifically changed by this Third Amendment to the Lease shall remain in full force and effect, and shall apply to all portions of the Building being leased by Lessee at any time.

         IN WITNESS WHEREOF, the said parties hereunto set their hands and seals as of the date first set forth above.


LESSEE                                           LESSOR
DRAGON SYSTEMS, INC.                             ONE NEVADA REALTY TRUST


\s\ Janet M. Baker                               \s\ Joseph Biotti, Jr.
-----------------------------                    -------------------------------
Janet M. Baker, Pres.                            Joseph Biotti, Jr., Trustee

                                                 \s\ Francis L. Biotti
                                                 -------------------------------
                                                 Francis L. Biotti, Trustee


An additional 7 parking spaces will be included in this addendum